UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2017

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdictionof Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Congress Avenue, Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2017, Paul Tymchuk, Chief Information Officer, left Cross Country Healthcare, Inc. to pursue other opportunities.

William G. Halnon, 58, has been named as Mr. Tymchuk’s successor, effective February 17, 2017, and will serve as Cross Country Healthcare, Inc.’s Chief Information Officer. From January 2007 to February 2016, Mr. Halnon served as Senior Vice President and Chief Information Officer of Republic Services, Inc. and, from January 2005 to January 2007, he served as Senior Vice President and Chief Information Officer of Spherion, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Date: February 17, 2017	By:	/s/ William J. Burns
William J. Burns
EVP & Chief Financial Officer